UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026
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Commission File Number 001-43062
EquipmentShare.com Inc
(Exact Name of Registrant as Specified in Its Charter)
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Texas		47-2405753
(State of Incorporation)		(I.R.S. Employer Identification No.)
5710 Bull Run Dr Columbia, Missouri, 65201 (573) 299-5222
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00000125 par value	EQPT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 4, 2026, EquipmentShare.com Inc (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). Based on the votes by holders of Class A common stock and Class B common stock voting together, each of the proposals was approved, and each of the director nominees was elected, by the vote of the shareholders at the Annual Meeting as follows:

Proposal No. 1: to elect the nominees for director to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified.
	For	Against	Withheld	Broker Non-Vote
01) Jabbok Schlacks	800,923,052	—	11,908,491	4,236,710
02) William J. Schlacks IV	803,990,541	—	8,841,002	4,236,710
03) Naveen Bhatia	801,679,841	—	11,151,702	4,236,710
04) Jennifer Giacomazza	801,321,741	—	11,509,802	4,236,710
05) William Bryan Hill	811,972,079	—	859,464	4,236,710
06) John Weinstein	811,952,781	—	878,762	4,236,710
07) Henry Yeagley	811,941,365	—	890,178	4,236,710

Proposal No. 2: to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
	For	Against	Abstain	Broker Non-Vote
	816,013,858	15,884	26,212	—

Proposal No. 3: to approve, on a non-binding and advisory basis, the compensation of the Company’s named executive officers.
	For	Against	Abstain	Broker Non-Vote
	812,726,472	73,484	31,587	4,236,710
In addition, the voting results on the advisory proposal in connection with the frequency of future votes to approve the compensation of the
Company’s named executive officers were as follows:

Proposal No. 4: to approve, on a non-binding and advisory basis, the frequency of future votes to approve the compensation of the Company’s named executive officers.
1 Year	2 Years	3 Years	Abstain
812,771,626	10,997	24,602	24,318
In accordance with the recommendation of the Company’s Board of Directors (the “Board”) and the voting results on this advisory proposal, the
Board has determined that the Company will hold a non-binding, advisory vote on named executive officer compensation every year until the next required vote on the frequency of shareholder votes to approve named executive officer compensation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2026, Henry Yeagley and John Weinstein each resigned from the Board, effective as of such date. The resignations were not the result of any disagreement with the Company and followed the Company’s initial public offering.

On June 8, 2026, and upon the recommendation of the Board’s Nominating and Corporate Governance Committee, the Board appointed Damian Giangiacomo and Harley Miller (the “Appointed Directors”) to the Board, effective as of such date. Each Appointed Director will serve as a director of the Company until his successor is duly elected and qualified, or until his earlier death, resignation, or removal. Mr. Giangiacomo was appointed as a member of the Board’s Audit Committee and the Board determined that Messrs. Giangiacomo and Miller are “independent” under the listing standards of the Nasdaq Global Select Market and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).

Mr. Giangiacomo, age 49, co-founded Nexus Capital Management LP (“Nexus”), a private equity firm, in 2013 and currently serves as Managing Partner. Prior to co-founding Nexus, Mr. Giangiacomo spent 13 years in the Private Equity Group at Apollo Global Management, Inc., an alternative asset manager. He began his career in the Mergers, Acquisitions & Restructurings Department at Morgan Stanley, a financial services firm. Mr. Giangiacomo currently serves on the board of directors of Rent the Runway, Inc. (NASDAQ: RENT), a consumer apparel company, where he is also a member of the audit committee. Mr. Giangiacomo holds a Bachelor of Business Administration from the University of Notre Dame.

Mr. Miller, age 37, founded Left Lane Capital (“Left Lane”), a venture capital firm, in 2019 and currently serves a Chief Executive Officer. Prior to founding Left Lane, Mr. Miller spent 9 years as Principal at Insight Venture Management, LLP, a venture capital and private equity firm. Mr. Miller previously served on the Board from December 2016 to December 2024. Mr. Miller holds a Bachelor of Science from the University of Pennsylvania.

Each of the Appointed Directors will receive $250,000 in compensation, payable in stock, cash, or a combination of stock and cash. In connection with their appointments, each of the Appointed Directors entered into the Company’s standard form of indemnification agreement. The form of such indemnification agreement has been incorporated by reference as Exhibit 10.20 to the Company’s Form 10-K, filed with the SEC on March 19, 2026.

There are no arrangements or understandings between each of the Appointed Directors and any other person pursuant to which they were appointed as a director. There are no family relationships between each of the Appointed Directors and any director or executive officer of the Company nor are there any transactions between each of the Appointed Directors or any member of each of their immediate family and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.
On June 10, 2026, the Company issued a press release announcing the changes to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any other filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated June 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EquipmentShare.com Inc

Date:	June 10, 2026	By:	/s/ David Marquardt
		Name:	David Marquardt
		Title:	Chief Financial Officer and Chief Accounting Officer